              As filed with the Securities and Exchange Commission
                              on August 17, 1998


-------------------------------------------------------------------------------
                                                     1933 Act File No. 2-99752
                                                    1940 Act File No. 811-4384

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            ------------------------

                                   FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             x
                                                                         -----
                      Pre-Effective  Amendment No.
                                                                         -----

                      Post-Effective Amendment No. 15                      x
                                                                         -----

                                      and

                      REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940                       x

                                Amendment No. 15

                            ------------------------

                        STRONG SCHAFER VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                             101 Carnegie Center
                         Princeton, New Jersey 08540
                   (Address of Principal Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (609) 514-1300
                                David K. Schafer
                        Strong Schafer Value Fund, Inc.
                             101 Carnegie Center
                         Princeton, New Jersey 08540
                   (Name and Address of Agent for Service)

                                    Copy to:
                              Andrew H. Shaw, Esq.
                                Sidley & Austin
                            One First National Plaza
                            Chicago, Illinois  60603

It is proposed that this filing will become effective (check appropriate box)

               immediately upon filing pursuant to paragraph (b)
-----

               on (date) pursuant to paragraph (b)
-----

               60 days after filing pursuant to paragraph (a)
-----

  X            on October 16, 1998 pursuant to paragraph (a) of rule 485
-----


                           -------------------------


-------------------------------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                             SUBJECT TO COMPLETION


                  PRELIMINARY PROSPECTUS DATED AUGUST 17, 1998


                        STRONG SCHAFER VALUE FUND, INC.

                                                                    STRONG FUNDS
                                                                   P.O. Box 2936
                                                      Milwaukee, Wisconsin 53201
                                                       Telephone: (414) 359-1400
                                                       Toll-Free: (800) 368-3863
                                                Device for the Hearing-Impaired:
                                                                  (800) 999-2780
                                                            www.strong-funds.com


   The Strong Family of Funds ("Strong Funds") is a family of more than forty diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds and cash management funds.


   The Strong Schafer Value Fund (the "Fund") is described in this Prospectus. The Fund is a no-load, open-end, diversified mutual fund, the primary objective of which is long-term capital appreciation principally through investment in common stocks and other equity securities. Current income is a secondary objective.


   The investment advisor for the Fund is Strong Schafer Capital Management, L.L.C. (the "Advisor"). See "About the Fund -- Management" for more information about the investment advisor.

                      ------------------------------------


   This Prospectus should be read carefully and retained for future reference. It sets forth concisely the information about the Fund that an investor should know before investing. A Statement of Additional Information dated October 16, 1998 containing additional information about the Fund is incorporated by reference into this Prospectus and has been filed electronically with the Securities and Exchange Commission (the "Commission") and is available without charge upon oral or written request of the Fund at the address and telephone number set forth above. The Commission also maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants (including the Fund) that file electronically with the Commission.

                      ------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------

                                October 16, 1998


                             ---------------------

                               PROSPECTUS PAGE I-1

                               TABLE OF CONTENTS

EXPENSES................................     I-3
FINANCIAL HIGHLIGHTS....................     I-4
INVESTMENT OBJECTIVE AND POLICIES.......     I-5
ABOUT THE FUND..........................     I-7
SHAREHOLDER MANUAL......................    II-1

                             ---------------------

                               PROSPECTUS PAGE I-2

                                    EXPENSES

   The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, the Fund's investment objective and the Fund's past performance.

A.     Shareholder Transaction Expenses
       Sales Load Imposed on Purchases.........................  none
       Sales Load Imposed on Reinvested Dividends..............  none
       Deferred Sales Load Imposed on Redemptions..............  none
B.     Annual Fund Operating Expenses (as a percent of average
       net assets)
       Management Fees.........................................  1.00%
       12b-1 Fees..............................................  none
       Other Expenses..........................................  .22%
                                                                 ----
                Total Fund Operating Expenses..................  1.22%
                                                                 ====
C.     Example
       You would pay the following expenses on a $1,000
       investment, assuming (1) a 5% annual return and (2)
       redemption at the end of each period:


1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------    -------    -------    --------
  $12        $39        $67        $148


EXPLANATION OF TABLES AND EXAMPLE

   A. Shareholder Transaction Expenses are charges you pay when you buy or sell shares of a fund. There are none for the Fund.


   B. Annual Fund Operating Expenses are based on amounts incurred during the Fund's most recent fiscal year ended September 30, 1997. Management Fees are paid by the Fund to Strong Schafer Capital Management, L.L.C. (the "Advisor") for managing its investments and business affairs. Other Expenses are principally for maintaining shareholder records, furnishing shareholder statements and reports, and certain other services. Management Fees and Other Expenses are reflected in the Fund's share price and are not charged directly to individual shareholder accounts. See "About the Fund" herein for further information.


   C. Example of Expenses. The hypothetical example illustrates the expenses associated with a $1,000 investment over periods of 1, 3, 5 and 10 years, based on the expenses in the table above and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of past or future Fund performance or expenses, both of which may vary.

                             ---------------------

                               PROSPECTUS PAGE I-3

                              FINANCIAL HIGHLIGHTS

        (for a share of common stock outstanding throughout each period)


   The following information regarding selected per share data and ratios of the Fund for the six months ended March 31, 1998 has been derived from the Fund's 1998 Semi-Annual Report to Shareholders (unaudited). The information regarding selected per share data and ratios of the Fund for each of the eight years in the period ended September 30, 1997 has been audited by PricewaterhouseCoopers LLP, independent accountants. The unqualified report of PricewaterhouseCoopers LLP is included in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The information regarding selected per share data and ratios of the Fund for each of the two years in the period ended September 30, 1989 was audited by other independent accountants. All of the reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto appearing in the Fund's Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information. The Fund's Annual Report to Shareholders, which may be obtained upon request from the Fund without charge, contains further information about the performance of the Fund.


                                             For the
                                         Six Months ended                  For the Year ended September 30,
                                          March 31, 1998    --------------------------------------------------------------
                                          (Unaudited)(a)       1997        1996       1995      1994      1993      1992
                                         ----------------      ----        ----       ----      ----      ----      ----
Net Asset Value, Beginning of Period....    $    67.29      $    47.28   $  43.46   $  36.54   $ 36.21   $ 31.59   $ 32.21
                                            ----------      ----------   --------   --------   -------   -------   -------
Income from Investment Operations:
 Net investment income..................          0.18             .39        .47        .36       .26       .28       .42
 Net gain (loss) on securities (both
   realized and unrealized).............          4.76           21.48       5.00       8.53      1.34      8.00      4.96
                                            ----------      ----------   --------   --------   -------   -------   -------
   Total from Investment Operations.....          4.94           21.87       5.47       8.89      1.60      8.28      5.38
                                            ----------      ----------   --------   --------   -------   -------   -------
Less :
 Distributions from net realized
   gains................................         (1.68)          (1.43)     (1.27)     (1.64)    (1.08)    (3.27)    (5.48)
 Dividends from net investment income...         (0.35)           (.43)      (.38)      (.33)     (.19)     (.39)     (.52)
                                            ----------      ----------   --------   --------   -------   -------   -------
   Total dividends and distributions....         (2.03)          (1.86)     (1.65)     (1.97)    (1.27)    (3.66)    (6.00)
                                            ----------      ----------   --------   --------   -------   -------   -------
Net Asset Value, End of Period..........    $    70.20      $    67.29   $  47.28   $  43.46   $ 36.54   $ 36.21   $ 31.59
                                            ==========      ==========   ========   ========   =======   =======   =======
Total Return............................          7.71%          47.46%     12.99%     26.01%     4.42%    28.41%    18.80%
Ratios/Supplemental Data:
 Net Assets, End of Period (in thousands)...    $2,021,108  $1,317,519   $389,382   $163,269   $68,399   $21,403   $12,195
 Ratio of expenses to average net
   assets...............................          1.23%*          1.22%      1.27%      1.28%     1.48%     1.74%     2.08%
 Ratio of net investment income to
   average net assets...................           .64%*          0.85%      1.21%      1.18%      .99%      .79%     1.20%
 Portfolio turnover rate................         17.49%          22.54%     17.84%     33.19%    28.45%    33.29%    53.03%
 Average Commission rate paid(b)........    $    .0643      $    .0639   $  .0697


                                            For the Year ended September 30,
                                          ------------------------------------
                                           1991     1990      1989      1988
                                           ----     ----      ----      ----
Net Asset Value, Beginning of Period....  $25.65   $ 32.23   $ 24.26   $ 30.49
                                          ------   -------   -------   -------
Income from Investment Operations:
 Net investment income..................     .46       .45       .49       .56
 Net gain (loss) on securities (both
   realized and unrealized).............    8.41     (5.87)     8.18     (5.39)
                                          ------   -------   -------   -------
   Total from Investment Operations.....    8.87     (5.42)     8.67     (4.83)
                                          ------   -------   -------   -------
Less :
 Distributions from net realized
   gains................................   (1.73)     (.60)       --     (1.18)
 Dividends from net investment income...    (.58)     (.56)     (.70)     (.22)
                                          ------   -------   -------   -------
   Total dividends and distributions....   (2.31)    (1.16)     (.70)    (1.40)
                                          ------   -------   -------   -------
Net Asset Value, End of Period..........  $32.21   $ 25.65   $ 32.23   $ 24.26
                                          ======   =======   =======   =======
Total Return............................   37.28%   (17.34%)   36.56%   (15.34%)
Ratios/Supplemental Data:
 Net Assets, End of Period (in thousands  $9,811   $10,772   $13,794   $12,268
 Ratio of expenses to average net
   assets...............................    2.00%     2.00%     2.09%     1.82%+
 Ratio of net investment income to
   average net assets...................    1.26%     1.45%     1.81%     2.32%
 Portfolio turnover rate................   54.74%    35.95%    42.20%    42.82%
 Average Commission rate paid(b)........


---------------

 * Calculated on an annualized basis.


 + After expense reimbursement.


(a) Total return and portfolio turnover rate are not annualized.


(b) Disclosure required effective for reporting periods beginning after September 1, 1995.


                             ---------------------

                               PROSPECTUS PAGE I-4

                       INVESTMENT OBJECTIVE AND POLICIES

   The Fund's primary investment objective is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective. The Fund's primary objective is also a fundamental policy of the Fund and may not be changed without shareholder approval. Current income is a secondary objective in the selection of investments. Such secondary objective is not a fundamental policy of the Fund and may be changed by a vote of a majority of the Board of Directors without a vote of the shareholders.

   The policy of the Fund is to invest in securities which are believed by the Advisor to offer the possibility of increase in value, for the most part common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase (as measured by price/earnings ratios as compared with average price/earnings ratios of major market indices, e.g., Standard & Poor's 500 Index) in relation to investment value (as measured by prospective earnings and dividend growth rates as compared with market averages of such rates). Investments are then monitored by the Fund's Advisor for price movement and earnings developments. Once a security is purchased, it will generally be held in the portfolio until it no longer meets the Fund's financial or valuation criteria as determined by the Fund's Advisor.

   The Fund expects to purchase and sell securities at such times as it deems to be in the best interest of its shareholders. Although there may be some short-term portfolio turnover, securities are generally purchased which the Advisor believes will appreciate in value over the long term. The Fund anticipates that its annual portfolio turnover rate should not significantly exceed 50%. The Fund, however, has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.

   The Fund does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate in the light of conditions prevailing at any given time.

   Other than as considered appropriate for cash reserves, the Fund will generally maintain a fully invested position in common stocks of publicly-held companies, primarily in stocks of companies listed on a national securities exchange and other equity securities (common stocks or securities convertible into common stocks). Investments may also be made in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stock and in warrants or other rights to purchase common stock, which in each case are considered equity securities by the Advisor. The Advisor rarely engages in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market

                             ---------------------

                               PROSPECTUS PAGE I-5
fluctuations. Although the Fund's portfolio will normally be fully invested in equity securities as described above, a portion of its assets may be held from time to time in cash or cash equivalents (e.g., short-term money market securities such as U.S. Treasury bills, prime-rated commercial paper, certificates of deposit, variable rate demand notes, or repurchase agreements) when the Advisor is unable to identify attractive equity investments. Variable rate demand notes are non-negotiable instruments. The instruments the Fund invests in are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. With regard to repurchase agreements (which are agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price), in the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income or proceeds and lack of access to income and proceeds during this period; and (c) expenses of enforcing its rights.

   The above-described investment policies of the Fund will be applied in a manner considered prudent by the Advisor to achieve the Fund's investment objective of long-term capital appreciation. The Fund does not consider such policies to be fundamental and such policies may be changed by the Board of Directors without shareholder approval.

   The Fund expects to invest primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities, which are traded in a U.S. market or are available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars, and which meet the criteria for investment selection set forth above. Since 20% of the Fund's assets may consist of securities issued by foreign issuers, the Fund may be subject to additional investment risks for these securities that are different in some respects from those experienced by a fund which invests only in securities of U.S. domestic issuers. Such risks include future political and economic developments, the imposition of foreign withholding taxes on dividend and interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign investments, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such securities. With respect to the securities of foreign issuers which are denominated in foreign currencies, such risks also include the currency risk. Generally, the Fund will not purchase securities which it believes, at the time of purchase, will be subject to exchange controls; however, there can be no assurance that such laws may not become applicable to certain of the Fund's investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to

                             ---------------------

                               PROSPECTUS PAGE I-6
the same accounting, auditing, financial record keeping and shareholder reporting standards and requirements as domestic issuers.

   There are market risks inherent in any investment, and there is no assurance that the primary investment objective of the Fund will be realized or that any income will be earned. Moreover, the application of investment policies is basically dependent upon the judgment of the Advisor. A prospective purchaser of shares of the Fund should realize that there are risks in any policy dependent upon such judgment and that no representation is made that the objectives of the Fund will be accomplished or that there may not be substantial losses in any particular investment. At any time, the value of the Fund's shares may be more or less than the cost of such shares to the investor.

                                 ABOUT THE FUND

MANAGEMENT

   THE FUND. The Fund's Board of Directors is responsible for managing its business and affairs. The Fund is an open-end, diversified management investment company as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). An investment company combines the investments of its shareholders and purchases various securities. Through ownership of shares in the investment company, shareholders participate in the investment performance of such securities. As an open-end investment company, the Fund has an obligation to redeem the shares of any shareholder by paying such shareholder the net asset value next computed after receipt of a request in proper form for a redemption of such shares. As a diversified investment company, the Fund's investments are subject to certain limitations as to investing in individual stocks and industry groups.


   THE ADVISOR. Strong Schafer Capital Management, L.L.C. (the "Advisor"), 101 Carnegie Center, Princeton, New Jersey, 08540, a Delaware limited liability company registered under the Investment Advisers Act of 1940, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement dated October 16, 1998 (the "Advisory Agreement"). The Advisor is an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. ("Schafer") and Strong Capital Management, Inc. ("Strong") for the purpose of replacing Schafer as investment advisor to the Fund, a position Schafer held from the Fund's inception in 1985 until succeeded in such position by the Advisor on October 16, 1998. Under the terms of the formation of the Advisor, Schafer and Strong are the sole members of the Advisor, with Schafer as the managing member. Schafer thus currently has management control, and is the controlling person, of the Advisor, and Schafer, through its sole portfolio manager and controlling person, David K. Schafer, effectively continues in its role as the Fund's investment manager. See "Relationship with Strong."



   Although the Advisor, as a recently formed entity, has not previously served as investment advisor to any registered investment company or other accounts, Schafer serves as investment advisor to other equity accounts. An


                             ---------------------

                               PROSPECTUS PAGE I-7
affiliate of Schafer, Schafer Cullen Capital Management, Inc. serves as investment advisor to equity accounts for individuals, tax-exempt equity accounts, charitable foundation accounts and other equity accounts.



   Under the Advisory Agreement, the Advisor furnishes continuous investment advisory services and management to the Fund, subject to the authority of the Fund's Board of Directors. The Advisor selects the securities to be purchased and sold for, and administers the affairs of, the Fund. The Advisor also furnishes office space, office facilities, equipment, personnel (other than the services of directors of the Fund who are not interested persons of the Advisor), and clerical, bookkeeping and administrative services for the Fund to the extent not provided by Strong, the Fund's transfer agent and dividend-disbursing agent, and accounting services agent. For its services, the Advisor receives a fee, payable monthly, at an annual rate equal to 1% of the average daily net assets of the Fund (which fee rate is identical to that previously payable to Schafer). This fee is higher than that paid by most other mutual funds. For the year ended September 30, 1997, the advisory fee paid by the Fund to Schafer amounted to 1% of the Fund's average daily net assets. The Fund's total expenses for the same period amounted to 1.22% of the Fund's average daily net assets.



   PORTFOLIO MANAGER. David K. Schafer, Schafer's controlling person (within the meaning of the Investment Company Act) and sole shareholder, has been in the investment management business for more than thirty years. Mr. Schafer is the President of Schafer and has been primarily responsible for the day-to-day management of the Fund's portfolio since October 1985, when the Fund commenced operations. Mr. Schafer is also a minority shareholder of Schafer Cullen Capital Management, Inc. Mr. Schafer was a securities analyst, first for Arnold Bernhard & Co., Inc., publisher of The Value Line Investment Survey, from June 1966 to June 1968; for J & W Seligman & Co. from June 1968 to December 1970; and for Fariston Management Corp., from January 1971 to November 1972. In 1972, he joined the treasury department of INCO Ltd. to supervise the investment managers of that company's pension assets, and in 1974 he began managing a portion of those assets himself. In 1981, Mr. Schafer left INCO Ltd. to found Schafer Capital Management.



   RELATIONSHIP WITH STRONG. Since 1996, Strong has served as the Fund's registrar, dividend-paying agent and transfer agent and has provided fund accounting services to the Fund, and Strong Funds Distributors, Inc., an indirect subsidiary of Strong, has acted as the Fund's distributor. Strong also markets the Fund as part of Strong Funds.



   Each of Schafer and Strong is a member of the Advisor, with Schafer as the Advisor's initial managing member. Commencing on January 10, 2001, and for eighteen months thereafter, Strong has an option to purchase Schafer's membership interest in the Advisor at a negotiated formula price. This option is subject to certain conditions, including, procurement of regulatory approvals and other conditions that may be imposed under applicable law.


                             ---------------------

                               PROSPECTUS PAGE I-8

   YEAR 2000 PREPAREDNESS. The management services provided to the Fund by the Advisor, and the services provided by the distributor, the transfer agent and the custodian, in part, depend on the reasonably consistent operations of their computer systems. Many software programs and, to a lesser extent, computer hardware in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This design flaw may have a negative impact on the handling of securities trades, pricing and accounting services. The Advisor, the distributor, the transfer agent and the custodian have been actively working on necessary changes to their computer systems to deal with the year 2000 and believe that their systems will be year 2000 compliant in time for that event.


TRANSFER AND DIVIDEND-DISBURSING AGENT


   Strong acts as registrar, dividend-disbursing agent and transfer agent for the Fund. Strong is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses.


DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of Strong, acts as distributor of the shares of the Fund. The Fund bears no costs associated with Strong Funds Distributors, Inc. serving as distributor of the shares of the Fund and marketing the Fund as part of Strong Funds.

ORGANIZATION

   SHAREHOLDER RIGHTS. The Fund was incorporated under the laws of the State of Maryland on August 12, 1985 and commenced operations on October 22, 1985. On January 10, 1996, the Board of Directors approved a change in the name of the Fund from Schafer Value Fund, Inc. to Strong Schafer Value Fund, Inc. The Fund's address is 101 Carnegie Center, Princeton, New Jersey, 08540. The Fund has an authorized capital of 250 million shares consisting of only one class of stock -- Common Stock, $.10 par value. Shareholders are entitled to one vote per share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available therefor, and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking-fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable (as described under "How to Sell Shares" and "Determining Your Share Price" in the Shareholder Manual section of this Prospectus) and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable.

   The Fund is not required to hold annual meetings of shareholders. However, special meetings may be called for such purposes as electing or removing

                             ---------------------

                               PROSPECTUS PAGE I-9
directors, terminating or reorganizing the Fund, changing fundamental policies or voting on other matters when required by the Investment Company Act.

   SHAREHOLDER PRIVILEGES. The shareholders of the Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, the Fund reserves the right, at any time and without prior notice, to suspend, limit, modify or terminate any of these privileges or their use in any manner by any person or class.


   PRINCIPAL SHAREHOLDER. As of July 31, 1998, Charles Schwab & Co., Inc. ("Schwab") owned of record approximately 26.02% of the outstanding shares of the Fund. Schwab's record ownership of greater than 25% of the Fund's shares may result in it being deemed a controlling entity of the Fund.


DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund intends to distribute its net investment income (i.e., net income and gains, exclusive of net capital gains) and net capital gains (i.e., the excess of realized net long-term capital gains over net short-term capital loss), if any, less any available capital loss carryover, to shareholders annually. The Fund reserves the right, however, to declare and pay distributions of net investment income quarterly. Unless you choose otherwise, all distributions to you of net investment income and net capital gains will be automatically reinvested in full and fractional shares of the Fund, or you may elect to have your distributions automatically reinvested in shares of another Strong Fund. Shares are purchased at the net asset value next determined after the dividend payment and are credited to your account. As in the case of normal purchases, stock certificates are not issued unless requested. You will be advised of the number of shares purchased and the price following each reinvestment.

   You may withdraw from the dividend reinvestment program and elect to receive income dividends or capital gain distributions or both in cash at any time. Any shareholder who is not participating in the dividend reinvestment program may elect to do so by giving written notice to the Fund. If you request in writing that your dividends and other distributions be paid in cash, the Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.


   If you have chosen to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                             ---------------------

                              PROSPECTUS PAGE I-10

   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. Except as discussed below, for sales of shares by non-corporate shareholders, other than dealers in securities, capital gains are generally taxed as one of two classes of gain (short-term or long-term) depending on the holding period of the relevant asset. Net gain on the sale of shares held for more than twelve months is subject to the long-term rate of 20%. Different rules applied with respect to net capital gains taken into account prior to January 1, 1998. Net gain on shares held for twelve months or less is subject to tax at the same rates as ordinary income. For sales of shares by corporate shareholders, the provisions described above do not apply, and net gains and losses will be taxed to corporate shareholders under rules traditionally applicable to net gains and losses realized by a corporation.


   If you purchase shares of the Fund within thirty days before or after redeeming or exchanging shares of the Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. Any loss realized by you upon the redemption or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gains received on such shares. If you redeem shares out of a retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."


   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends that are derived from net investment income, whether paid in cash or reinvested in additional shares of the Fund or another Strong Fund. Such dividends will qualify for the 70% dividends received deduction available to corporations only to the extent the Fund's net investment income consists of qualifying dividend income from U.S. corporations. In general, distributions of net capital gain, when designated as such by the Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. However, net capital gains distributed to non-corporate shareholders are subject to special rules. As described above under "-- Shares Sold or Exchanged", capital gains recognized by non-corporate shareholders are generally taxed as one of two classes of gain (short-term or long-term) depending on the holding period of the relevant asset. For purposes of characterizing net capital gains distributed to non-corporate shareholders, capital gains recognized by the Fund will fall into these two classes based on the Fund's holding period for the relevant asset. Generally, long-term gains of the Fund included in a capital gain distribution will be available to flow through to non-corporate shareholders of the Fund. Distributions designated as capital gains are available to offset certain capital losses in determining the shareholder's net capital gains.


                             ---------------------

                              PROSPECTUS PAGE I-11

   The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

   If the Fund's distributions exceed its net investment income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in the Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you as described above even though it represents a return of a portion of your investment.

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish the Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all income dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUND. The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to Federal income taxes on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income each year. The Fund intends to distribute annually to its shareholders substantially all of its net investment income and net capital gains, if any (computed after taking into account any available capital loss carryover).
                            ------------------------

   The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. You are urged to consult your own tax advisors for more detailed information.

                             ---------------------

                              PROSPECTUS PAGE I-12

PERFORMANCE INFORMATION

   The Fund may advertise "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of the Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time.

   Comparative performance information obtained from industry or financial publications may also be used. The Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

                             ---------------------

                              PROSPECTUS PAGE I-13

                               SHAREHOLDER MANUAL


HOW TO BUY SHARES......................  II-1
DETERMINING YOUR SHARE PRICE...........  II-5
HOW TO SELL SHARES.....................  II-6
SHAREHOLDER SERVICES...................  II-9
REGULAR INVESTMENT PLANS............... II-11
RETIREMENT PLAN SERVICES............... II-13
SPECIAL SITUATIONS..................... II-13


HOW TO BUY SHARES


   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Fund's net asset value changes daily, your purchase price will be the next net asset value determined after the Fund receives and accepts your purchase order.


   Whether you are opening a new account or adding to an existing one, the Fund provides you with several methods to buy shares.


                             ----------------------

                              PROSPECTUS PAGE II-1

   -----------------------------------------------------------------------------

                       TO OPEN A NEW ACCOUNT
----------------------------------------------------------------------------
MAIL                   BY CHECK
                       - Complete and sign the application. Make your check
                       or money order payable to "Strong Funds."
                       - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                       Wisconsin 53201. If you're using an express delivery
                         service, send to Strong Funds, 900 Heritage
                         Reserve, Menomonee Falls, Wisconsin 53051.
                       BY EXCHANGE
                       - Call 1-800-368-3863 for instructions on
                       establishing an account with an exchange by mail.
----------------------------------------------------------------------------
TELEPHONE              BY EXCHANGE
                       - Call 1-800-368-3863 to establish a new account by
1-800-368-3863         exchanging funds from an existing Strong Funds
24 HOURS A DAY,          account.
7 DAYS A WEEK          - Sign up for telephone exchange services when you
                       open your account. To add the telephone exchange
                         option to your account, call 1-800-368-3863 for a
                         Shareholder Account Options Form.
                       - Please note that your accounts must be identically
                       registered and that you must exchange enough into the
                         new account to meet the minimum initial investment.
                       Or use Strong Direct(SM), Strong Funds' automated
                       telephone response system. Call 1-800-368-7550.
----------------------------------------------------------------------------
IN PERSON              - Stop by Strong's Investor Center in Menomonee
                       Falls, Wisconsin. Call 1-800-368-3863 for hours and
                         directions.
                       - The Investor Center will only accept checks or
                       money orders made payable to "Strong Funds".
----------------------------------------------------------------------------
WIRE                   Call 1-800-368-3863 for instructions on opening an
                       account by
                       wire.
----------------------------------------------------------------------------
AUTOMATICALLY          USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                       - If you sign up for Strong's Automatic Investment
                       Plan when you open your account, and contribute
                         monthly, the Fund will waive its minimum initial
                         investment (see chart on page II-4).
                       - Complete the Automatic Investment Plan section on
                       the account application.
                       - Mail to the address indicated on the application.
----------------------------------------------------------------------------
BROKER-DEALER          - You may purchase shares in the Fund through a
                       broker-
                         dealer or other institution that may charge a
                       transaction fee.
                       - The Fund may only accept requests to purchase
                       shares into a broker-dealer street name account from
                         the broker-dealer.


                             ----------------------

                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------
                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.

Or use Strong Direct(R), Strong Funds' automated telephone response system. Call 1-800-368-7550.

--------------------------------------------------------------------------------

- Stop by Strong's Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.

- The Investor Center will only accept checks or money orders made payable to "Strong Funds".

--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.

- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking, savings or NOW account. Complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for a Shareholder Account Options Form.

- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one eligible Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically reinvested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in the Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- Strong cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by the Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- The Fund reserves the right to decline to accept your purchase order upon receipt for any reason.

- Exchange Feature -- Please note that certain Strong Funds that you may exchange into may impose a redemption fee of 0.5% on shares held for less than six months.

- Minimum Investment Requirements:

  ----------------------------------------------------------------------------
   To open a regular account...........................................$2,500


   To open a regular IRA, Roth IRA,
     or one-person SEP-IRA account.......................................$250


   To open an Education IRA account.....................................$500*

   ......................................................................$250
   To open an UGMA/UTMA account

   To open a SIMPLE Plan, SEP-IRA, Keogh,
     Profit Sharing or Money Purchase Pension,
     or 403(b) account.....................................the lesser of $250 or $25 per month

   To open a qualified retirement plan account
     where an affiliate of Strong Funds Distributors, Inc.
     (or an alliance partner of an affiliate of Strong Funds
     Distributors, Inc.) provides administrative services..........No Minimum

   .......................................................................$50
   To add to an existing account

   * Not eligible for the Automatic Investment Plan and No-Minimum Investment Program.

   The Fund offers a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan and invest monthly (described on page II-11). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.

                             ----------------------

                              PROSPECTUS PAGE II-4

   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach the Fund's minimum initial investment), the Fund reserves the right to close your account. Before taking such action, the Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.

DETERMINING YOUR SHARE PRICE

   Generally, when you make any purchases, sales or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of regular trading on the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for the Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.
   The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors. Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange on which such securities are primarily traded or NASDAQ, as the case may be. Securities for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange-traded securities (generally foreign securities) will be valued based on market quotations. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.
   Securities quoted in foreign currency, if any, are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in

                             ----------------------

                              PROSPECTUS PAGE II-5

U.S. dollars on a daily basis, when necessary, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations -- Signature Guarantees").

                             ----------------------

                              PROSPECTUS PAGE II-6

   -----------------------------------------------------------------------------

                         TO SELL SHARES
------------------------------------------------------------------------------
MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                         - Write a "letter of instruction" that includes the
For your protection,     following information: your account number, the
certain redemption         dollar amount or number of shares you wish to
requests may require a     redeem, each owner's name, your street address, and
signature guarantee. See   the signature of each owner as it appears on the
"Special Situations --     account.
Signature Guarantees."   - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                         Wisconsin 53201. If you're using an express delivery
                           service, send to 900 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         - Same as above. Please ensure that all trustees sign
                         the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         - Call 1-800-368-3863 for instructions.
------------------------------------------------------------------------------


TELEPHONE
                         Sign up for telephone redemption services when you
1-800-368-3863           open your account. To add the telephone redemption
24 HOURS A DAY,          option to your account, call 1-800-368-3863 for a
7 DAYS A WEEK            Shareholder Account Options Form.
                         Once the telephone redemption option is in place, you
                         may sell shares by phone and arrange to receive the
                         proceeds in one of three ways:
                         TO RECEIVE A CHECK BY MAIL
                         - At no charge, we will mail a check to the address
                         to which your account is registered.
                         TO DEPOSIT BY EFT
                         - At no charge, we will transmit the proceeds by
                         Electronic Funds Transfer (EFT) to a pre-authorized
                           bank account. Usually, the funds will arrive at
                           your bank two banking days after we process your
                           redemption.
                         TO DEPOSIT BY WIRE
                         - For a $10 fee, we will transmit the proceeds by
                         wire to a pre-authorized bank account. Usually, the
                           funds will arrive at your bank the next banking day
                           after we process your redemption.
                         You may also use Strong Direct(R), Strong Funds'
                         automated telephone response system. Call
                         1-800-368-7550.
------------------------------------------------------------------------------
AUTOMATICALLY
                         You can set up automatic withdrawals from your
                         account at regular intervals. To establish the
                         Systematic Withdrawal Plan, request a form by calling
                         1-800-368-3863.
------------------------------------------------------------------------------
BROKER-DEALER
                         You may also redeem shares through broker-dealers or
                         financial intermediaries who may charge a transaction
                         fee.


                             ----------------------

                              PROSPECTUS PAGE II-7

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES


- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check or electronic transaction has cleared your bank, which generally occurs within ten calendar days.


- You may be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.

- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                              REDEMPTIONS IN KIND

   If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                             ----------------------

                              PROSPECTUS PAGE II-8

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS


- The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so.

- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund's transfer agent reasonably believes that such instructions are genuine. The Fund's transfer agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund's transfer agent may incur liability if it does not follow these procedures.

- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes. In those situations, investors may want to consider using Strong Direct(R), our automated telephone system, to effect such a transaction by calling 1-800-368-7550.


SHAREHOLDER SERVICES

                              INFORMATION SERVICES

   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the back cover of this Prospectus or e-mail us at service@strong-funds.com.


   STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong Direct (R) automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new account to meet the minimum initial investment. Your account information is protected by a personal code.



   STRONG NETDIRECT(R). Available 24 hours a day from your personal computer, Strong netDirect (R) allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges, or redemptions among your existing Strong accounts.


                             ----------------------

                              PROSPECTUS PAGE II-9

   To register for netDirect, please visit our web site at http://www.strong-funds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or e-mail us at service@strong-funds.com.

   STATEMENTS AND REPORTS. At a minimum, the Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.
   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as an annual report containing audited financial statements and a semi-annual report.
   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.

   More complete information regarding the Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the back cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your correspondence, including any dividend checks and statements, please notify us in writing as soon as possible or call us at 1-800-368-3863 if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the back cover of this Prospectus. Changes to an account's registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

                             ----------------------

                              PROSPECTUS PAGE II-10

                              TRANSACTION SERVICES

   EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing, by telephone or through your personal computer. By establishing exchange services, you authorize the Fund and its agents to act upon your instruction through the telephone or personal computer to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Fund, the Fund reserves the right to discontinue the exchange privilege of any shareholder at any time.

REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.

   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in the Fund from your bank checking, savings, or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because the Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.


   PAYROLL DIRECT DEPOSIT PLAN. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your


                             ----------------------

                              PROSPECTUS PAGE II-11
employer must have direct deposit capabilities through Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish Direct Deposit for your account, call 1-800-368-3863 to request a form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize the Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.

   To participate in the Automatic Exchange Plan, you must have an initial account balance of $5,000 in the first account and at least the minimum initial investment in the second account. However, the minimum initial investment in the second account is waived if you select a monthly investment schedule. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.


   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

                             ----------------------

                              PROSPECTUS PAGE II-12

RETIREMENT PLAN SERVICES


   We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, call 1-800-368-3863. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE, SEP, Keogh, 403(b)(7), pension or profit sharing plans), call 1-800-368-2882 and a Strong Retirement Plan Specialist will help you determine which retirement plan would be best for your company. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.

   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Fund. Until a valid corporate resolution or Certification of Authorized Individuals form is received by the Fund, services such as telephone and wire redemption will not be established.
   If you are investing as a trustee (including trustees of a retirement plan), please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.

   FINANCIAL INTERMEDIARIES. If you purchase or redeem shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addi-

                             ----------------------

                              PROSPECTUS PAGE II-13
tion, the Fund may pay, directly or indirectly through arrangements with Strong, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers, provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from the Fund without the intervention of a financial intermediary.


   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $50,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer on death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                             ----------------------

                              PROSPECTUS PAGE II-14

                                     NOTES

                                     NOTES

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a Prospectus.

                             SUBJECT TO COMPLETION

             PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED

                                  AUGUST 17, 1998



                       STRONG SCHAFER VALUE FUND, INC.

                           -----------------------

                     STATEMENT OF ADDITIONAL INFORMATION

                           -----------------------



STRONG FUNDS
P. O. Box 2936
Milwaukee, Wisconsin 53201
Telephone: (414) 359-1400
Toll-Free: (800) 368-3863
e-mail: service@strong-funds.com
WebSite: http://www.strong-funds.com



                                                               October 16, 1998




     This Statement of Additional Information ("SAI") is not a prospectus. A copy of the Prospectus dated October 16, 1998 (the "Prospectus") of Strong Schafer Value Fund, Inc. (the "Fund") may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above. The Prospectus provides the basic information about the Fund. This SAI contains information in addition to and more detailed than that set forth in the Prospectus, and should be read together with the Prospectus.


                               TABLE OF CONTENTS


                                                                   Page
                                                                   ----
Investment Objective and Policies ..................................2
Investment Restrictions ............................................2
Directors and Officers of the Fund .................................5
Principal Shareholders .............................................7
Investment Advisor and Investment
  Advisory Agreement ...............................................7
Distributor ........................................................9
Brokerage .........................................................10
Purchase, Redemption and Pricing of Shares ........................11
Tax Status ........................................................13
Performance Information ...........................................16

General Information ...............................................16
Portfolio Management...............................................20
Shareholder Reports ...............................................21
Custodian .........................................................21
Transfer Agent ....................................................21
Independent Accountants ...........................................21
Additional Information ............................................22

                       INVESTMENT OBJECTIVE AND POLICIES

                 (SEE ALSO "INVESTMENT OBJECTIVE AND POLICIES"
                           IN THE FUND'S PROSPECTUS)


     The primary investment objective of the Fund is to seek long-term capital appreciation. Current income is a secondary objective in the selection of investments. The securities in which the Fund may invest are described under "INVESTMENT OBJECTIVE AND POLICIES" in the Fund's Prospectus.

     It is anticipated that the Fund will diversify its investments among various issuers in different industries. The Fund may, however, from time to time, invest up to 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.

                            INVESTMENT RESTRICTIONS


     The policies set forth below are fundamental policies of the Fund and may not be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

          1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

          2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

          3. Make investments for the purposes of exercising control or management of any company.

          4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

          5. Concentrate more than 25% of the value of its total assets, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

          6. Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

          7. Invest in put or call options.

          Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without a vote of the shareholders, provide that the Fund may not:

          1. Invest in the securities of a foreign issuer or depository receipts for such securities, if at the time of acquisition more than 20% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 20% of its assets in securities of foreign issuers or depository receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars.)





          2. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

          3. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment advisor.



          4. Acquire or retain any security issued by a company if any of the directors or officers of the Fund or directors, officers or other affiliated persons of its investment advisor beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.






          5. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.



          6. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.

                       DIRECTORS AND OFFICERS OF THE FUND


                  Set forth below is information about the directors and officers of the Fund. Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), are indicated by an asterisk (*).



Name and Business                   Position(s) Held                   Principal Occupation(s)
   Address                          with Fund                          and Other Affiliations
-------------                       -------------                      ----------------------
David K. Schafer*                   Director and                       Director and
101 Carnegie Center                 President                          President, Schafer
Princeton, NJ 08540                                                    Capital Management, Inc.,
                                                                       a registered investment advisor, since
                                                                       June 1985; Chairman of the Board of
                                                                       Schafer Cullen Capital Management, Inc.,
                                                                       a registered investment advisor,
                                                                       since January 1983; President, Chubb
                                                                       Equity Managers Inc., a wholly-
                                                                       owned subsidiary of The Chubb
                                                                       Corporation, an insurance and
                                                                       financial services company, from
                                                                       October 1992 to October 1996;
                                                                       President, INCO Capital
                                                                       Management Inc., a registered
                                                                       investment advisor, from June 1978
                                                                       to December 1981.

Timothy C. Collins                  Director                           Chief Executive Officer and Senior Managing
                                                                       Director, Ripplewood Holdings, L.L.C.
                                                                       (a private equity firm); prior to
                                                                       1995, Senior Managing Director,
                                                                       Onex Investment Corp.; Director,
                                                                       Dayton Superior Corporation and
                                                                       Danielson Holdings Corporation.

Mary P. English, Ph.D.              Director                           Associate Professor of Economics and
                                                                       Management, DePauw University; Director,
                                                                       McDermond Center for Management, DePauw
                                                                       University.

Philip P. Young                     Director                           Principal,  Gladwyne Partners (a private equity
48 Woodhill Road                                                       firm); prior to 1998, private investor; prior
Newtown, PA 18940                                                      to April 1, 1996,
                                                                       Managing Director, Lazard
                                                                       Freres & Co. L.L.C.
                                                                       (Investment banking
                                                                        firm)

Name and Business                   Position(s) Held                   Principal Occupation(s)
   Address                          with Fund                          and Other Affiliations
-------------                       -------------                      ----------------------
James P. Cullen*                    Executive Vice President           Vice President (since June 1985) and Director,
645 Fifth Avenue                                                       Schafer Capital Management, Inc. President,
New York, NY 10022                                                     Schafer Cullen Capital Management, Inc.,
                                                                       since January 1983; Director of the Fund from
                                                                       1985 to July 1998; Vice President, Donaldson,
                                                                       Lufkin & Jenrette, registered broker/dealers,
                                                                       from January 1979 to December 1982.

Brendan J. Spillane                 Secretary and                      Secretary, Treasurer (since May 1989)
Schafer Capital Management, Inc     Treasurer                          and Director, Schafer Capital Management,
101 Carnegie Center                                                    Inc.; Treasurer and Equity Research Analyst,
Princeton, NJ 08540                                                    Schafer Cullen Capital Management, Inc. since
                                                                       May 1989; Senior Accountant, Price Waterhouse,
                                                                       independent accountants, from August 1985 to
                                                                       April 1989; Certified Public Accountant since
                                                                       November 1988.

Thomas P. Lemke                     Assistant Vice                     Senior Vice President, Secretary, and
Strong Capital Management, Inc.     President                          General Counsel of Strong since November,
P.O. Box 2936                                                          1997. For two years prior to joining Strong,
Milwaukee, WI 53201                                                    Resident Counsel for Funds Management at
                                                                       J.P. Morgan & Co., Inc. From February 1989
                                                                       until April 1992, Associate General Counsel
                                                                       to Sanford C. Bernstein Co., Inc. For two years
                                                                       prior to that, Of Counsel at Tew Jorden &
                                                                       Schulte, a successor of Finley, Kumble Wagner.
                                                                       From August 1979 until December 1986, at the
                                                                       Securities and Exchange Commission, most
                                                                       notably as the Chief Counsel to the Division
                                                                       of Investment Management (November 1984 -
                                                                       December 1986), and as Special Counsel
                                                                       to the Office of Insurance Products,
                                                                       Division of Investment Management
                                                                       (April 1982 - October 1984).

John S. Weitzer                     Assistant Secretary                Senior Counsel of Strong since December 1997.
Strong Capital Management, Inc.                                        From July 1993 until December 1997, Associate
P.O. Box 2936                                                          Counsel to Strong.
Milwaukee, WI 53201





                  As of July 31, 1998, officers and directors of the Fund as a group owned an aggregate of 138,668 shares of the Fund.



     Each director of the Fund, other than Mr. Schafer, is paid a director's fee of $10,000 per year plus $1,250 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. The Fund does not pay any fees to its directors who are considered "interested persons" of the Fund or its investment advisor, as defined in the Investment Company Act. The aggregate compensation paid by the Fund to its directors who are not such interested persons ("Non-Interested Directors") during its fiscal year ended September 30, 1997 is set forth below. (Mr. Eugene Potter served as a Non-Interested Director from October 1, 1996 through June 10, 1997 and Mr. Young served as a Non-Interested Director from July 7, 1997 through September 30, 1997 in such fiscal year.) The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.

                                                    Aggregate
                  Name of Non-Interested            Compensation
                  Director of the Fund              from the Fund
                  ----------------------            -------------
                  Eugene W. Potter                  $3,000

                  Philip P. Young                   $3,750

                             PRINCIPAL SHAREHOLDERS


                  At July 31, 1998, the following persons were known to the Fund to be the owners of record of 5% or more of the outstanding shares of the
Fund:




                                              Amount of                       % of
Name                                      Record Ownership             Outstanding Shares
----                                      ----------------             ------------------
Charles Schwab & Co., Inc.                    7,872,458                    26.02 (1)
101 Montgomery Street
San Francisco, CA 94104



(1) Charles Schwab & Co., Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of these individual accounts.


              INVESTMENT ADVISOR AND INVESTMENT ADVISORY AGREEMENT

General


                  On July 24, 1997, the Board of Directors of the Fund, including the sole director who is not an interested person of the Fund (as defined in the Investment Company Act), last approved the continuation of the appointment of Schafer Capital Management, Inc. (the "Advisor"), 101 Carnegie Center, Suite 107, Princeton, New Jersey 19540, to furnish continuous investment advisory services and management to the Fund pursuant to an Investment Advisory Agreement dated August 13, 1985 (the "Advisory Agreement"). The Advisory Agreement was approved by the Fund's shareholders on January 21, 1987.



                  On August 12, 1998 and October 15, 1998, respectively, the Board of Directors (including the sole Non-Interested Director) and the stockholders of the Fund approved a new investment advisory agreement (the "Advisory Agreement") pursuant to which Strong Schafer Capital Management, L.L.C., 101 Carnegie Center, Suite 107, Princeton, New Jersey 19540 (the "Advisor"), furnishes continuous investment advisory services and management to the Fund. The Advisor is an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. ("Schafer") and Strong Capital Management, Inc. ("Strong") pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the "LLC Agreement"). See "About the Fund -- The Advisor" and "About the Fund -- Relationship with Strong" in the Prospectus.

                  The Advisor was formed for the purpose of replacing Schafer as investment advisor to the Fund, a position Schafer held from the Fund's inception in 1985 until succeeded in such position by the Advisor on October 15, 1998. Under the terms of the LLC Agreement, Schafer and Strong are the two members of the Advisor, with Schafer as the managing member. Schafer thus currently has management control, and is the controlling person, of the Advisor, and Schafer, through its sole portfolio manager and controlling person, David K. Schafer, will effectively continue in its role as the Fund's investment manager.



                  Mr. Schafer, President and a Director of the Fund, is also President and a Director of Schafer. Mr. Cullen, Executive Vice President of the Fund, is also Vice President and a Director of Schafer. Mr. Spillane, Secretary and Treasurer of the Fund, is also Secretary and Treasurer and a Director of Schafer. All of the outstanding stock of Schafer is owned by Mr. Schafer.

                  A discussion of the advisory fee payable to the Advisor is included under the caption "ABOUT THE FUND -- MANAGEMENT -- THE ADVISOR" in the Prospectus. For the years ended September 30, 1997, 1996 and 1995, the Fund paid Schafer $7,583,633, $2,649,217 and $964,453, respectively (the advisory fee rate previously payable to Schafer being identical to that payable under the Advisory Agreement).



                  Under the Advisory Agreement and subject to the general supervision of the Fund's Board of Directors, the Advisor is responsible for making and implementing investment decisions for the Fund. In addition, the Advisor furnishes office space, office facilities, equipment, personnel (other than the services of directors of the Fund who are not interested persons of the Advisor), and clerical and bookkeeping services for the Fund to the extent not provided by the Fund's custodian, transfer agent and dividend paying agent, and accounting services agent. The Fund pays all other expenses of its operation, including, without limitation, interest, taxes and any governmental filing fees; brokerage commissions and other costs incurred in connection with the purchase or sale of securities; compensation and expenses of its directors, other than those who are interested persons of the Advisor; legal and audit expenses; the fees and expenses of the Fund's custodian, transfer agent and dividend paying agent, and accounting services agent; expenses relating to the redemption of shares; expenses of servicing shareholder accounts; fees and expenses related to the registration and qualification of the Fund and its shares under Federal and state securities laws; expenses of printing and mailing reports, notices and proxy material to shareholders; insurance premiums for fidelity and other insurance coverage; expenses of preparing prospectuses and statements of additional information and of printing and distributing them to existing shareholders; and any nonrecurring expenses, including actions, suits or proceedings to which the Fund is a party and any obligation which the Fund may incur to indemnify others. The Advisor has agreed to reimburse the Fund on a monthly basis for all expenses incurred in any fiscal year (exclusive of taxes, interest, brokerage fees and extraordinary expenses) which in the aggregate exceed the lowest applicable percentage limitation prescribed by any state in which the Fund's securities are qualified for sale. The Fund believes that it is not subject to any such percentage limitation.


                  The Advisory Agreement provides that the Advisor shall have no liability to the Fund or its shareholders in the absence of wilful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the Agreement.


                  The Advisory Agreement is not assignable and may be terminated by either party, without penalty, on 60 days' notice. The Advisory Agreement will continue in effect until October 15, 2000 (unless sooner terminated) and thereafter for successive one-year periods so long as it is approved annually
(a) by a majority of the Non-Interested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Directors of the Fund or by the vote of shareholders described under "Investment Restrictions."




                  The Advisory Agreement is identical to the predecessor investment advisory agreement dated August 13, 1985 between the Fund and Schafer (the "Old Advisory Agreement") except for (i) their effective dates, (ii) the replacement of Schafer by the Advisor as investment advisor to the Fund, (iii) a change to confirm that the Advisor may utilize Strong or others to arrange for the placement of orders for the purchase and sale of securities for the account of the Fund with brokers or dealers selected by or under the supervision of the investment advisor, (iv) changes to confirm that the Advisor's responsibility to provide bookkeeping and administrative services for the Fund does not extend to such services as are provided by a fund accounting services agent, and
(v) insertion of wording to address the circumstances under which the Fund may continue to use the name "Strong".


                  Certain of the Advisor's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Advisor. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more clients are selling such security, or purchases or sales of the same security may be made for two or more clients on the same day. In any such event, such transactions will be averaged as to price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased by or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund. The sale of the Fund's shares is not a determining factor in these transactions.


                  The Fund has no proprietary or exclusive rights in the names "Strong" or "Schafer" or any logo or service mark furnished by Strong or the Advisor, and may use such names and any such logos or service marks only so long as the Advisory Agreement with the Advisor, remains in effect and the Advisor has the right to use such names under the LLC Agreement.



                  Since 1996, Strong has served as the Fund's registrar, dividend-paying agent and transfer agent and has provided fund accounting services to the Fund, and Strong Funds Distributors, Inc., an indirect subsidiary of Strong, has acted as the Fund's distributor. Strong also markets shares of the Fund as part of the Strong Family of Funds. See "About the Fund--Relationship with Strong" in the Prospectus.



DESCRIPTION OF LLC AGREEMENT



                  The Advisor is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940. Its business address is 101 Carnegie Center, Princeton, New Jersey 08540. The LLC Agreement provides that the Advisor is currently to be managed by its managing member, Schafer, which has sole control and management of the Advisor's business and affairs (provided that certain actions may not be taken without the consent of Strong). The only other member of the Advisor is Strong. Strong's current membership interest in the Advisor is non-managing.



                  The LLC Agreement provides that, commencing January 10, 2001 and for eighteen months thereafter, Strong shall have the option to purchase the membership interest of Schafer in the Advisor at a negotiated formula price. This option is subject to certain conditions, including procurement of regulatory approvals and other conditions that may be imposed by applicable law (including any necessary approval of the Fund's stockholders). In the event of Strong's purchase of Schafer's membership interest in the Advisor pursuant to the exercise of this option, David K. Schafer's ongoing role with respect to the Advisor and the Fund will be subject to discussion among the parties. If Strong's option is not exercised by Strong or Strong otherwise fails to purchase Schafer's membership interest in the Advisor for any reason other than failure to obtain necessary regulatory approvals or a breach by Schafer of certain obligations relating to the effectuation of such purchase, Schafer shall have certain rights, including the right to purchase Strong's membership interest in the Advisor for an amount equal to its fair market value at that time. If Strong's option is exercised but Strong does not purchase Schafer's membership interest in the Advisor subject thereto because of failure to obtain necessary regulatory approvals, Schafer shall negotiate in good faith with respect to an appropriate modification of the relationship and arrangements between Strong and Schafer.



                  The LLC Agreement provides that, in the event of the bankruptcy of Schafer, or the death or disability of David K. Schafer, Strong shall have the option, subject to conditions comparable to those relating to Strong's option described in the preceeding paragraph, to purchase the membership interest of Schafer in the Advisor at a price equal to the fair market value thereof, and upon the bankruptcy of Strong, Schafer shall have the option to purchase the membership interest of Strong in the Advisor at a price equal to the fair market value thereof.



                  The LLC Agreement provides that if Strong ceases to be a member of the Advisor, Schafer will use its best efforts to cause the Fund to cease to use Strong's name within sixty (60) days and that if Strong exercises its rights under the option described above, the Advisor shall have the irrevocable right to use the name "Schafer" for the Advisor and the Fund.


                                  DISTRIBUTOR

                  Pursuant to a distribution agreement dated as of January 10, 1996, Strong Funds Distributors, Inc., an affiliate of Strong, has agreed to act at the request of the Fund and the Advisor as the Fund's agent to effect the distribution of the Fund's shares in certain jurisdictions in which the Fund is not authorized to distribute its shares directly. Strong Funds Distributors, Inc. is not entitled to receive any compensation from the Fund for its services under the agreement. The agreement may be terminated at any time (a) by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Strong Funds Distributors, Inc. and the Advisor or (b) by Strong Funds Distributors, Inc. on 60 days' written notice to the Fund and the Advisor. The agreement shall terminate in the event of its assignment by Strong Funds Distributors, Inc. If not so terminated, the agreement shall continue in effect from year to year only so long as such continuance is approved annually by the Board of Directors or stockholders of the Fund, and, in either event, by a majority of those directors who are not interested persons of any party to the agreement.

                  From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. rules in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.



                  The Fund's distributor for the year ended September 30, 1995 was Lazard Freres & Co. For the year ended September 30, 1995, the Fund paid brokerage commission of $26,838 to Lazard Freres & Co.


                                   BROKERAGE



                  The Advisor is responsible for selecting brokers and dealers to effect purchases or sales of securities for the account of the Fund. In selecting such brokers, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities), the broker's familiarity with the security and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. For the years ended September 30, 1997, 1996 and 1995, the Fund paid total brokerage commissions of $1,777,786, $625,019 and $331,297, respectively. The Fund's annual portfolio turnover rate is set forth in the Prospectus under "FINANCIAL HIGHLIGHTS."


                  In allocating the Fund's brokerage, the Advisor will also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information and the availability of the brokerage firm's analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor's own efforts in the performance of its duties under the Advisory Agreement. As permitted by the Advisory Agreement and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may pay brokers higher brokerage commissions than might be available from other brokers if the Advisor determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the Fund may indirectly benefit from services available to the Advisor as a result of transactions for other clients.



                  Arrangements exist with broker-dealers whereby the Advisor obtains computerized stock quotation and news services, performance and ranking services, portfolio analysis services and other research services in exchange for the direction of portfolio transactions which generate dealer concessions or brokerage (agency) commissions for such broker-dealers. From time to time, the Advisor may make other similar arrangements with brokers or dealers which agree to provide research services in consideration of dealer concessions or brokerage commissions. Consistent with the Advisor's fiduciary duties to the Fund, brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the Advisor believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided. For the year ended September 30, 1997, the total amount of Fund brokerage transactions and related brokerage commissions directed in consideration of research services provided to Schafer were $25,609,589 and $32,151, respectively, exclusive of dealer concessions from underwritten offerings.

                  The Advisor has entered into an arrangement with Strong whereby Strong performs certain administrative responsibilities with respect to the execution of portfolio trades at the direction of the Advisor, including trades which the Advisor may effect on behalf of the Fund.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES


                  For a general discussion of how shares of the Fund are purchased and redeemed and how the Fund values such shares for such purposes, see "HOW TO BUY SHARES", "HOW TO SELL SHARES" AND "DETERMINING YOUR SHARE PRICE" in the Shareholder Manual section of the Prospectus. Such discussions are incorporated herein by reference.

                  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Strong's post office box, of purchase applications or redemption requests does not constitute receipt by Strong or the Fund.

                  Broker-dealers which effect purchases or sales of shares of the Fund on behalf of their customers may impose a transaction charge on such customers for performing such services. No such transaction charge is imposed if shares are purchased directly from the Fund, without the employment of the services of a broker-dealer.


                  From time to time, the Fund may pay, directly or indirectly through arrangements with Strong, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Fund to their customers. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the intermediaries' customers may reasonably request. In such cases, to the extent paid by the Fund, the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. See also "Investment Advisor and Investment Advisory Agreement" and "Brokerage" for a discussion of certain arrangements entered into, or expected to be entered into, between the Advisor and Strong.


                  The Fund, in its discretion, may permit an investor to purchase shares of the Fund at net asset value in exchange for securities held by the investor, provided that the Fund may acquire such securities consistent with its investment policies. For purposes of determining the number of Fund shares to be received in exchange for any accepted securities, the Fund will value such securities in the same manner as is used by the Fund to value its own assets.

Retirement Programs


                  The Fund makes available through Strong the following retirement planning vehicles - (1) a prototype retirement plan sponsored by Strong under which a profit-sharing plan (that may include a 401(k) arrangement) and/or a money purchase pension plan may be adopted by employers, self-employed individuals or partnerships to provided retirement benefits for themselves and their employees (the "Defined Contribution Plan"), (2) a tax-sheltered mutual fund custodial account plan that may be adopted by certain tax-exempt organizations and schools to provide retirement benefits for their employees (the "403(b)(7) Plan"), (3) an individual retirement account that may be adopted by individuals under age 70 1/2 to provide for their own retirement (the "IRA"), (4) a simple cash or deferred arrangement that may be adopted by eligible employers to provide retirement benefits for their employees through employee elective contributions and employer contributions (the "SIMPLE") and
(5) a simplified employee pension plan that may be adopted by certain employers to provide retirement benefits for their employees through employer contributions (the "SEP").



                  Generally, the maximum contribution allowable each year to an IRA is the lesser of $2,000 and 100% of compensation includible in gross income for the year. For a married couple, in general, the maximum contribution allowable for each spouse each year to an IRA is $2,000, provided that the combined compensation of both spouses that is includible in gross income is at least $4,000. Under certain circumstances, a contribution to an IRA will be tax-deductible. The combined maximum annual contribution allowable to the Defined Contribution Plan and all other defined contribution plans in which a Defined Contribution Plan participant participates is the lesser of (i) $30,000 and (ii) 25% of such employee's compensation or self-employed individual's earned income (net earnings reduced by Defined Contribution Plan contributions, other elective deferrals and salary reduction agreements) for the year. Additionally, the maximum deduction allowable each year for contribution to the profit sharing plan component of a Defined Contribution Plan is, generally, 15% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Defined Contribution Plan contributions) for the year. For 1998, the maximum amount of elective deferrals a participant may make through the 401(k) component of a Defined Contribution Plan is $10,000. Generally, the maximum annual contribution allowable for the 403(b)(7) Plan is the lesser of
(i) the same limit described above applicable to the Defined Contribution Plan, and (ii) an amount equal to the excess of the individual's years of service times 20% of his or her compensation for the most recent year over the amounts previously contributed to any plan for all prior years, and (iii) if the contributions made to the 403(b)(7) Plan are made through salary reduction, an amount equal to $10,000. Under the SIMPLE, an employee is permitted to contribute up to $6,000 a year and the employer is required to either (i) make a matching contribution up to a maximum of 3% of the employee's compensation or
(ii) make a nonelective contribution of 2% of compensation for each eligible employee who receives at least $5,000 in compensation from the employer for that year. Under the SEP, an employer, or self-employed individual, is permitted to contribute a discretionary amount each year up to the lesser of $30,000 and 15% of an employee's compensation for the year or a self-employed individual's earned income (i.e., net earnings reduced by SEP contributions) for the year, into an individual IRA for each employee or self-employed individual. The annual compensation of each employee and the earned income of each self-employed individual which can be taken into account under the Defined Contribution Plan, the SIMPLE and the SEP for any year cannot exceed $150,000 as increased by the cost-of-living adjustments for the calendar years after 1994 as determined by the Internal Revenue Service (the $150,000 amount has been increased to $160,000 for the year 1998). A self-employed individual may contribute to either the Defined Contribution Plan, the SIMPLE or the SEP and, in either case, may also contribute to the IRA.



                  The custodial agreements for the Defined Contribution Plan, the 403(b)(7) Plan, the SIMPLE, the IRA and the SEP provide that Firstar Trust Company, Milwaukee, Wisconsin, will provide the custodial service unless a different custodian is specified. The annual maintenance fee payable to Firstar Trust Company with respect to each participant in the Defined Contribution Plan, the 403(b)(7) Plan, the IRA, the SIMPLE or the SEP is at present $10.00 and, in the case of an IRA, will automatically be deducted from each IRA account in September, unless paid prior thereto. These fees may be changed at any time. If a custodian other than Firstar Trust Company is specified, fees will be determined by such custodian.



                  The Defined Contribution Plan has received a favorable determination letter from the Internal Revenue Service as a prototype plan which may be adopted by employers or self-employed persons. The Internal Revenue Service has also approved the money purchase pension plan and profit sharing plan components under the Defined Contribution Plan as a paired plan with the result that employers or self-employed persons may adopt either or both of such plans. The 403(b)(7) Plan is intended to comply with applicable requirements of the Internal Revenue Code for use by eligible employers, such as certain educational, non-profit, hospital and charitable organizations. Copies of the Defined Contribution Plan and the 403(b)(7) Plan may be obtained from the Fund. The IRA Custodial Agreement has not been submitted to the IRS for approval because it incorporates IRS Form 5305-A which makes such submission unnecessary.


                  The Fund makes available IRS Forms 5305-SEP and 5305A-SEP for employers or self-employed persons who want to establish a SEP. As stated above, however, a Salary Reduction SEP may not be adopted by an employer after December 31, 1996.


                  The employer or individual, as the case may be, should consult his or her tax advisor or attorney as to the applicability of the Defined Contribution Plan, the 403(b)(7) Plan, the SIMPLE, the SEP or the IRA to his or her particular circumstances. Additionally, since these retirement programs involve commitments covering future years, the investment objectives of the Fund, as described in the Prospectus and in this Statement of Additional Information, should be carefully considered.




                  For a discussion of income tax withholding on certain distributions from qualified retirement plans or tax-sheltered annuity plans, see "Tax Status" below.


                                   TAX STATUS


                  The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. To so qualify, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, (ii) for tax years beginning before August 5, 1997, derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities or other specified instruments held for less than three months and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government).

                  As a regulated investment company, the Fund is generally not subject to U.S. Federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income and gains, exclusive of net capital gains) each year.

                  If the Fund purchases shares in a foreign corporation treated as a "passive foreign investment company" ("PFIC") for U.S. Federal income tax purposes, however, the Fund may be subject to U.S. Federal income tax, and an additional charge in the nature of interest, on a portion of distributions from such foreign corporation and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. In certain limited circumstances, the Fund may be eligible to make a qualified electing fund election with respect to certain PFICs in which it owns shares. Such an election would enable the Fund to avoid the taxes on excess distributions by including in income each year the Fund's pro rata share of the PFIC's income and gains for that year (whether or not the Fund's share of such income and gains are distributed to the Fund). Alternatively for the tax years beginning after December 31, 1997, the Fund may be eligible to elect under certain circumstances to treat its stock in certain PFICs as having been sold on the last business day of each taxable year of the Fund for the stock's fair market value, in which case the Fund would (subject to certain exceptions) generally avoid the taxes on excess distributions. These elections, therefore, may cause the Fund to recognize income in a particular year in excess of the distributions it receives in that year from the PFIC.




                  If the Fund engages in certain hedged transactions, the Code may treat the transaction as a deemed sale of the appreciated property which may accelerate the gain on the hedged transaction.



                  In general, distributions of net capital gain, when designated as such by the Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. However, net capital gains distributed to non-corporate shareholders are subject to special rules. Under the Taxpayer Relief Act of 1997, capital gains of non-corporate taxpayers are generally taxed as one of three classes of gain (short-term, long-term, or mid-term) depending on the holding period of the relevant asset (holding periods are designated as follows: short-term applies to capital assets held for one year or less, mid-term applies to capital assets held for more than one year and not more than 18 months, and long-term applies to capital assets that have been held for more than 18 months). For purposes of characterizing net capital gain distributions to non-corporate shareholders, capital gains recognized by the Fund after May 7, 1997 will fall into these three classes based on the Fund's holding period for the relevant asset. Generally, long-term and mid-term gains of the Fund will flow through to non-corporate shareholders of the Fund as described below, regardless of how long the shareholders have held shares of the Fund. For taxable years ending after May 7, 1997, the Fund will designate each capital gain distribution as consisting of long-term and mid-term gain based on the gain recognized by the Fund. If the Fund sells an asset which it has held for one year or less, the gain will be characterized as short-term gain. However, the Fund can choose to designate any non-short-term gain as either long-term gain or mid-term gain. Any gain will be taxed at the mid-term gain rate unless the Fund provides written notification to the dividend recipients that the gain is long-term gain. The maximum aggregate amount of long-term gain that the Fund can allocate as such is the aggregate amount of capital gain that is derived from sales of capital assets that the Fund has held for more than 18 months (so long as the sales are treated as occurring after May 7, 1997). In addition, the Fund may treat the sale of any capital asset held for more than one year as long-term gain if the asset was sold after May 6, 1997 and before July 29, 1997. Non-corporate shareholders who are not dealers in securities will be taxed on the flow-through gains according to the class of gain designated by the Fund.


                  A non-deductible 4% excise tax will be imposed on the Fund to the extent the Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year and
(iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of such 4% excise tax.

                  For purposes of applying the distribution requirements described above, and for purposes of determining the taxable income of shareholders each year, dividends declared by the Fund in October, November or December of a year, payable to shareholders as of a record date in such a month, and paid during the following January, will be treated for Federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

                  If the net asset value of shares is reduced below a shareholder's cost by a distribution, such distribution would be taxable as described in the Prospectus, even though the distribution might be viewed in economic terms as a return of capital. For Federal income tax purposes, the shareholder's original cost continues as his tax basis and on redemption his gain or loss is the difference between such basis and the redemption price.



                  Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan, such as the Defined Contribution Plan or 403(b)(7) Plan, where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. All qualified retirement plans and plans subject to Section 403(b) of the Internal Revenue Code must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another retirement vehicle such as an IRA within 60 days without subjecting any part of the distribution to income tax (and a possible additional 10% penalty tax if the shareholder has not attained age 59 1/2), the shareholder will have to contribute to the IRA or other retirement vehicle the amount of the distribution (after withholding) plus an amount equal to the amount withheld. If the full amount of the distribution (including the amount withheld) is not contributed to another qualified retirement vehicle within 60 days, the portion of the distribution which is not contributed will be subject to income tax, plus a possible additional 10% penalty if the shareholder has not attained age 59 1/2. The amount withheld will be applied to reduce the shareholder's Federal income tax liability and may be refunded by the Internal Revenue Service to the shareholder upon filing a Federal income tax return if the total amount withheld from the shareholder exceeds such tax liability.


                  The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their own tax advisers for a complete discussion of the impact of these rules on such distributions.


                  The foregoing is only a general summary of certain provisions of the Internal Revenue Code and current Treasury regulations applicable to the Fund and its shareholders. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action.

                  The tax consequences to a foreign shareholder of the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                  Distributions to shareholders may also be subject to state and local taxes. Investors are urged to consult their own tax advisors regarding the application of Federal, state and local tax laws.

                            PERFORMANCE INFORMATION



                  The annual rate of return of the Fund varies and during the five year period ended December 31, 1997 ranged from -4.28% in 1994 to 34.15% in 1995. The compounded annual rates of return of the Fund for the one, five and ten year periods ended December 31, 1997 were 29.31%, 20.45% and 19.32%, respectively, computed in accordance with the rules for standardized computation of performance as established by the Securities and Exchange Commission. Such rules for standardized computation of performance provide for determining percentage changes, carried out to two decimal places, based on changes in net asset value as described under "ABOUT THE FUND -- PERFORMANCE INFORMATION" in the Prospectus.


                  The Fund's performance will vary from time to time and an investor's shares, when redeemed, may be worth more or less than their original cost. Past results should not be considered representative of future performance. Factors affecting the Fund's performance include, among other things, general market conditions, the composition of its portfolio, and operating expenses. No adjustment is made in reporting performance for taxes payable by shareholders on reinvested income dividends and capital gains distributions.


                              GENERAL INFORMATION


Portfolio Characteristics

                  In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns and breakdowns by geographic region.

Measures of Volatility and Relative Performance

                  Occasionally, statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market Index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Index. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

                                                                 2
         Standard deviation = the square root of [SIGMA] (xi - xa)
                                                 -----------------
                                                        n-1


where:       [SIGMA] = "the sum of",
                  x  = each individual return during the time period.
                   i
                  x  = the average return over the time period, and
                   a
                  n  = the number of individual returns during the time period.

                  Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of the fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added and a negative alpha quantifies the value that the fund manager has lost.

                  Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Investment Environment

                  Discussions of economic, social and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include but are not limited to changes in interest rates, political developments, the competitive environment, customer behavior, industry trends, technological advances, macroeconomic trends and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's various interpretations of such factors.

Eight Basic Principles For Successful Mutual Fund Investing

                  These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them, please contact Strong at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash you help protect against poor performance in one type of investment while building investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information. . . make up your own mind. And choose a fund company that helps you make informed investment decisions.


Strong Retirement Plan Services

                  Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Strong's retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

                  The retirement plan services offered by Strong focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, acquisition specialist (if applicable), an accounting manager, a legal/technical manager and an education/communications educator.

3.       Women-owned businesses.

4.       Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

                  The retirement plans offered by Strong are designed to be streamlined and simple to administer. To this end, Strong has invested heavily in the equipment, systems and people necessary to adopt or convert a plan and to keep it running smoothly. Strong provides all aspects of the plan, including plan design, administration, recordkeeping and investment management. To streamline plan design, Strong provides customizable IRS-approved prototype documents. Strong services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

                  The Fund strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design and a wide range of investment options. The open architecture design of the plans allow for the use of the Strong family of mutual funds as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

                  Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that Strong provides. Strong's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, Strong provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

Service:

                  Strong's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. Strong is committed to delivering accurate and timely information, evidenced by straightforward, complete and understandable reports, participant account statements and plan summaries.

                  Strong has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions or leave questions answered in the way that is most comfortable for them.

Strong Financial Advisors Group

                  The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the Fund, access to its portfolio manager through special conference calls, consolidated mailings of duplicate confirmation statements, access to Strong's network of regional representatives and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.


                              PORTFOLIO MANAGEMENT

                  The Fund's portfolio manager works with analysts, traders and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience and other credentials.


The Advisor's investment philosophy includes the following basic beliefs:

         - Stocks with lower P/E ratios and higher growth rates than the Standard & Poor's 500 Index are attractive investment candidates for value-oriented investors.

         - Market timing is rarely successful. Instead, the Advisor maintains a long-term perspective, normally remaining fully invested regardless of market conditions.

         - Allocating relatively equal weighting to portfolio holdings ensures a disciplined, rational approach to the investment process.

         - Since the Advisor invests in a limited number of stocks, its selection of holdings typically requires a judicious buy and sell discipline.


The Advisor employs a value-oriented management style that focuses on mid-to large- capitalization stocks. The investment process generally includes roughly equally weighting each issue in the portfolio. The Advisor generally utilizes a "buy and hold" strategy, but remains aware of the status of each individual holding. As a result of this long-term approach, the Fund typically has a low annual turnover rate (50% or less). As the Advisor identifies attractive new investments, current Fund holdings are evaluated to determine sell candidates.


                              SHAREHOLDER REPORTS



                  An annual report will be issued to shareholders after the close of each fiscal year, which ends September 30. This report will include financial statements for the Fund audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. A semi-annual report will also be issued to the Fund's shareholders. The Fund's financial statements appearing in its Annual Report to Shareholders dated September 30, 1997, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference in this Statement of Additional Information.



                                   CUSTODIAN


                  Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin, acts as custodian of the cash and securities of the Fund. The custodian holds all cash and, directly or through a book entry system or an agent, securities of the Fund, delivers and receives payment for securities sold by the Fund, collects income from investments of the Fund and performs other duties, all as directed by officers of the Fund. The custodian does not exercise any supervisory function over the management of, or the purchase and sale of securities by, the Fund.

                                 TRANSFER AGENT

                  Strong acts as the Fund's transfer agent, shareholder servicing agent and fund accounting services agent.


                             INDEPENDENT ACCOUNTANTS


                  PricewaterhouseCoopers LLP has been selected as the independent accountants of the Fund. As such, they are responsible for auditing the financial statements of the Fund. The financial statements of the Fund for its fiscal year ended September 30, 1997 included in the 1997 Annual Report, incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP. The financial statements referred to above are incorporated by reference herein in reliance on the report of PricewaterhouseCoopers LLP given on the authority of that firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION


                  The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed electronically with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the public reference facilities maintained by the Commission in Washington, D.C.

                                     PART C

                                OTHER INFORMATION

Item 24.             Financial Statements and Exhibits

(a)    Financial Statements.

       Included in Part A of this Registration Statement:

       Financial Highlights

       Included in Part B of this Registration Statement:

       Report of Independent Accountants*

       Statement of Assets and Liabilities as of September 30, 1997*


       Schedule of Investments as of September 30, 1997*

       Statement of Operations for the Year Ended September 30, 1997*

       Statement of Changes in Net Assets for the Year Ended September 30, 1997

                     and the Year Ended September 30, 1996*

Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

(b)    Exhibits.


       1.1       Articles of Incorporation*****
       1.2       Certificate of Correction of Articles of Incorporation*****
       1.3       Change of Resident Agent and Address and Principal office*****
       1.4       Articles of Amendment*****



       1.5 Articles Supplementary regarding increase in the number of authorized shares******


       2.1 By-Laws of the Registrant, as amended as of February 1, 1996*****


       2.2       Amendment to By-Laws adopted on December 3, 1997*******


       2.3       Amendment to By-Laws adopted on August 12, 1998


       3.        Not Applicable
       4.        Specimen stock certificate**

       5.1 Investment Advisory Agreement between the Registrant and Schafer Capital Management, Inc.*****



       5.2 Investment Advisory Agreement between the Registrant and Strong Schafer Capital Management, L.L.C.


       6. Distribution Agreement between the Registrant and Strong Funds Distributors, Inc.*****
       7.        Not Applicable
       8. Custodian Agreement between the Registrant and First Wisconsin Trust Company (now Firstar Trust Company)***;
                 and the Schedule of Remuneration****
       9.1 Shareholder Servicing and Transfer Agent Agreement between the Registrant and Strong and Shareholder Servicing Fee Schedule*****

       9.2 Fund Accounting Servicing Agreement between the Registrant and Strong and Fund Valuation and Accounting Annual Fee Schedule*****

       9.3 Trading Agreement between the Advisor and Strong and Addendum to Trading Agreement******

       10.       Opinion and Consent of Whitman and Ransom**
       11.       Consent of Independent Accountants
       12.       Not Applicable
       13.       Not Applicable
       14.1 Amended Prototype Defined Contribution Retirement Plan with Standardized Adoption Agreements*****
       14.2      Amended Individual Retirement Custodial Account*****
       14.3      Amended Section 403(b)(7) Retirement Plan*****
       15.       Not Applicable

       16.       Schedule for Computation of Performance Quotations*******


       17.       Financial Data Schedule*******


       18.       Not Applicable


---------------


* Incorporated by reference from the Annual Report to Shareholders for the year ended September 30, 1997.

** Previously filed in Pre-Effective Amendment No. 1 on October 17, 1985 and hereby incorporated by reference.

*** Previously filed in Post-Effective Amendment No. 5 on January 31, 1990 and hereby incorporated by reference.

**** Previously filed in Post-Effective Amendment No. 10 on February 1, 1995 and hereby incorporated by reference.

***** Previously filed in Post-Effective Amendment No. 11 on February 1, 1996 and hereby incorporated by reference.


****** Previously filed in Post-Effective Amendment No. 13 on February 1, 1997 and hereby incorporated by reference.



******* Previously filed in Post-Effective Amendment No. 14 on February 1, 1998 and hereby incorporated by reference.


Item 25.        Persons Controlled by or under Common Control with Registrant.

                None.

Item 26.        Number of Holders of Securities.


                As of July 31, 1998, the number of record holders of each class of securities of the Registrant was as follows:

                                                               Number of
           Title of Class                                      Record Holders
           --------------                                      --------------

           Common Stock, $.10 par value......                      97,363



Item 27.             Indemnification.

                     Article XII of the Registrant's By-Laws provides for indemnification of the Registrant's directors and officers under certain circumstances. Such By-Laws are incorporated by reference herein.

Item 28.             Business and Other Connections of Investment Adviser.


Although Strong Schafer Capital Management, L.L.C., as a recently formed entity, has not previously served as investment adviser to any registered investment company or other accounts, Schafer Capital Management, Inc., currently the sole managing member of Strong Schafer Capital Management, L.L.C., does act as investment adviser to other equity accounts. Schafer Capital Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


                     David K. Schafer, a director and officer of Schafer Capital Management, Inc., is also Chairman of the Board of Schafer Cullen Capital Management, Inc., 645 Fifth Avenue, New York, New York 10022.

                     James P. Cullen, an officer of Schafer Capital Management, Inc., is also President of Schafer Cullen Capital Management, Inc.

                     Schafer Cullen Capital Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Item 29.             Principal Underwriters.

                     Not Applicable.

Item 30.             Location of Accounts and Records

                     Such records are located at:

                     1.        Strong Schafer Value Fund, Inc.
                               101 Carnegie Center
                               Princeton, NJ 08540

                     2.        Strong Capital Management, Inc.
                               100 Heritage Reserve
                               Menomonee Falls, Wisconsin  53051

                     3.        Firstar Trust Company
                               Mutual Fund Services
                               P.O. Box 701
                               Milwaukee, Wisconsin  53201-0701

                     4.        Sidley & Austin
                               One First National Plaza
                               Chicago, Illinois  60603

Item 31.             Management Services.

                     Not Applicable.

Item 32.             Undertakings.

                     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                     Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


         The Registrant has also been advised that in the opinion of the Securities and Exchange Commission it may, under the Investment Company of 1940, advance attorney's fees or other expenses incurred by its directors, officers or investment adviser in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as least one of the following conditions is met prior to the advance: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                                   SIGNATURES



                    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 17th day of August, 1998.



                                            STRONG SCHAFER VALUE FUND, INC.


                                            By:   /s/ David K. Schafer
                                               ---------------------------
                                                     David K. Schafer,
                                                     President


                    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on August 17, 1998 by the following persons in the capacities indicated.


          Name                                           Title
          ----                                           -----

  /s/ David K. Schafer                             Director and President
-------------------------
        David K. Schafer

 /s/ Brendan Spillane                              Secretary and Treasurer and
-------------------------                          Principal Financial and
       Brendan Spillane                            Accounting Officer

       *                                           Director and Executive
-------------------------                          Vice President
       James P. Cullen

       *                                           Director
------------------------

       Philip P. Young


*By: /s/ David K. Schafer
     ---------------------
      David K. Schafer
     (Attorney-in-fact)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                   FILED WITH
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                                       AND
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                         STRONG SCHAFER VALUE FUND, INC.
               (Exact name of Registrant as specified in Charter)



                                                                    EDGAR
                                                                    Exhibit
Exhibit Number          Description of Exhibit                      Number
--------------          ------------------------                    ------

    2.3                 Amendment to By-Laws adopted
                        August 12, 1998

    5.2                 Investment Advisory Agreement
                        between the Fund and the Advisor

    11                  Consent of PricewaterhouseCoopers LLP

